SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement           |_|  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CyPost Corporation
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                               CYPOST CORPORATION
                       1281 West Georgia Street, Suite 900
                           Vancouver, British Columbia

January 14, 2002

To Our Stockholders:

      You are cordially invited to attend the 2001 Annual Meeting of Stockholders of CyPost Corporation (the "Company"). The Annual Meeting will be held at 2:00 p.m., local time, on January 29, 2002, at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, NY 10017.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

      Included with the Proxy Statement are copies of the Company's Annual Report on Form 10-KSB, excluding exhibits, for the fiscal year ended December
31, 2000 (the "Form 10-KSB") and Quarterly Report on Form 10-QSB, excluding exhibits, for the fiscal quarter ended September 30, 2001 (the "Form 10-QSB"). We encourage you to read the Form 10-KSB and Form 10-QSB. They include information on the Company's operations, markets, products and services, as well as the Company's December 31, 2001 audited financial statements (see Form 10BKSB) and September 30, 2001 reviewed financial statements (see Form 10-QSB).

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by completing, signing, dating and returning your proxy in the enclosed envelope as soon as possible. Unless revoked by you prior to the time it is voted, your stock will be voted in accordance with the instructions you have given in your proxy. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

      We look forward to seeing you at the Annual Meeting.

                                    Sincerely,

                                    /s/ Sandra Lynn Warren
                                    Sandra Lynn Warren
                                    President, Treasurer, Secretary and Director

                               CYPOST CORPORATION
                       1281 West Georgia Street, Suite 900
                       Vancouver, British Columbia V6E3J7

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      The Annual Meeting of Stockholders (the "Meeting") of CyPost Corporation, a Delaware corporation (the "Company"), will be held at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, NY 10017 on January 29, 2002, at 2:00 p.m. local time, for the following purposes:

(1) To elect three (3) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's common stock from 30,000,000 to 200,000,000 shares;

(3) To approve an amendment to the Company's Certificate of Incorporation granting the Company's board of directors the authority to adopt one or more shareholder rights plans, rights agreements or other forms of "poison pills" in the future without further shareholder approval.

(4) To ratify the appointment of Good Swartz Brown & Berns LLP as independent auditors for the year ended December 31, 2001;

(5) To approve an amendment to the Company's By-Laws providing for the board of directors to consist of a minimum of three (3) persons and a maximum of seven (7) persons; and

(6)   To transact such other business as may properly come before the Meeting.

      Holders of Common Stock $.001 par value, of record, at the close of business on December 31, 2001 are entitled to notice of and to vote at the Meeting, and at any continuation or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 1281 West Georgia Street, Suite 900, Vancouver, British Columbia V6E3J7 for a period of 10 days prior to the Meeting and on the day of the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER GRANTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                    By Order of the Board of Directors

                                    /s/ Sandra Lynn Warren
                                    Sandra Lynn Warren
                                    President, Treasurer, Secretary and Director

Vancouver, British Columbia
January 14, 2002

                               CYPOST CORPORATION
                       1281 West Georgia Street, Suite 900
                       Vancouver, British Columbia V6E3J7

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CyPost Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on January 29, 2002 (the "Meeting") at 2:00 p.m., local time, and at any continuation or adjournment thereof. Holders of record of common stock, $0.001 par value ("Common Stock") as of the close of business on December 31, 2001, will be entitled to notice of and to vote at the Meeting and any continuation or adjournment thereof. As of that date, there were 23,189,525 shares of Common Stock issued and outstanding and entitled to vote. This Proxy Statement, the accompanying proxy, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2001will be mailed to stockholders on or about January 14, 2002.

      Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Shares of Common Stock may not be voted cumulatively. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the three (3) nominees named below as Directors, (ii) FOR the approval of a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to 200,000,000; (iii) FOR the approval of a proposal to amend the Company's Certificate of Incorporation granting the Company's board of directors the authority to adopt one or more shareholder rights plans, rights agreements or other forms of "poison pills" in the future without further shareholder approval; (iv) FOR the ratification of the appointment of Good Swartz Brown & Berns LLP as independent auditors for the year ended December 31, 2001, (v) FOR the approval of a proposal to amend the Company's By-Laws to require that the board of directors consist of a minimum of three (3) and a maximum of seven (7) directors, and (vi) in the discretion of the person named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any continuation or adjournment thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person executing a proxy does not, however, revoke the proxy.

      The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy material to beneficial owners of the shares.

      The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock cast at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. The affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock is required for the approval of the proposed amendments to the Company's Certificate of Incorporation. Provided a quorum is present in person or by proxy, all other actions proposed herein may be taken upon the affirmative vote of Stockholders possessing a majority of the shares present or represented and entitled to vote at the Meeting. Abstentions and broker non-votes are included in the shares present at the Meeting for purposes of determining whether a quorum is present. Abstentions are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting, expect for the proposed amendments to the Company's Certificate of Incorporation. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner, and (ii) the broker lacks discretionary voting power to vote such shares.

      This Proxy Statement, together with the related Proxy Card, Notice of Annual Meeting, the Company's Annual Report on Form 10-KSB, excluding exhibits, for the fiscal year ended December 31, 2000 (including audited financial statements for the fiscal year ended December 31, 2000) and the Company's Quarterly Report on Form 10-QSB, excluding exhibits, for the fiscal quarter ended September 30, 2001 (including reviewed financial statements for the quarter ended September 30, 2001) are being mailed to all Stockholders of record as of the close of business on December 31, 2001. All of these materials are referred to as the "Proxy Materials". In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Proxy Materials so that such record holders could mail such materials to beneficial owners on or about January 14, 2002.

                                  PROPOSAL NO.1
                              ELECTION OF DIRECTORS

      At the Meeting, three (3) directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified, or until their earlier resignation or removal.

      It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Two of the three nominees, James T. Johnson and Sandra Lynn Warren are incumbent directors. Javan Khazali is also being nominated for election to the board. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Required Vote

      Directors are elected by a plurality of votes cast. Abstentions withheld and broker non-votes are not counted towards a nominee's total.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

The principal occupations and business experience, for at least the past five years, of each nominated Director is as follows:

James T. Johnston

      Mr. Johnston, 60, joined our Board of Directors on January 17, 2000. Mr. Johnston is, and has been, a licensed pilot for Canadian Airlines, now known as Air Canada, for 35 years and an airline captain for 29 years. Mr. Johnston has been active in representing the airline pilot's union in a number of capacities and has been involved in several high-level contract negotiations.

Sandra Lynn Warren

      Mrs. Warren, 35, has been with the Company for more than three years and joined our Board of Directors on October 12, 2001. On October 30, 2001, Mrs. Warren was appointed as our president, treasurer and principal financial officer. She has a diverse background in office and administrative management. Mrs. Warren has worked in administration and accounting in a variety of industries including print media, hospitality and group insurance. Mrs. Warren's responsibilities include handling internal accounting matters, overseeing our SEC filings, interacting with our legal counsel and independent accountants, and serving as our contact person for dealings involving the listing and sale of our stock.

Javan Khazali

      Mr. Khazali, 38, joined the Company in July of 2001 as Vice President of Administration. With extensive experience in the services sector, Mr. Khazali is responsible for the development and continuing management of our business and training programs, including human resources. Prior to joining us, he held various management positions including (i) Operation Manager for 10 high-end chain restaurants in the U.S. and Canada, (ii) Director of Operations for nine restaurants where he was responsible for supervision of 300 plus employees, and
(iii) most recently as Managing Partner of two local restaurants where he was responsible for supervision of 45 employees. Mr. Khazali is an active philanthropist, supporting local community initiatives including Family Services, and Face the World Foundation, and resides in the Greater Vancouver area.

Compensation of Directors

      Except as set forth herein, during the fiscal year ended December 31, 2000, members of the Company's Board received no compensation for serving as Board members. On August 1, 2000, directors Carl Whitehead, Robert Sendoh and Tom Johnston each received 75,000 restricted shares of our common stock in consideration of their services as directors.

Committees and Meetings of the Board

      The Company's Board of Directors has the authority to designate from among its members an executive committee and one or more other committees. During the fiscal year ended December 31, 2000 ("Fiscal 2000"), no such committees were in existence. During Fiscal 2000, there were nine (9) meetings of the Board of Directors. Each meeting was attended by all directors serving as such at the time of the respective meetings. The Board of Directors also acted by unanimous written consent on numerous other occasions.

                        EXECUTIVE OFFICERS AND DIRECTORS

      The following table identifies the current executive officers, directors and director nominees of the Company:

        Name                   Age     Capacities in Which Served
        ----                   ---     --------------------------

        James T. Johnson       60      Chairman

        Robert Sendoh          51      Director

        Sandra Lynn Warren     35      President, Treasurer, Secretary, Chief
                                       Financial Officer and Director

        Javan Khazali          38      Vice President - Administration

      None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table provides certain summary information concerning compensation paid by the Company during each of the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, to all persons that served as the Company's chief executive officer at any time during the fiscal year ended December 31, 2000. No executive officers received compensation in excess of $100,000 during the fiscal year ended December 31, 2000.

                                      Annual Compensation                            Long-Term Compensation
                        ---------------------------------------------  -----------------------------------------------

                        Fiscal Year                                                                           All
  Name and Principal       Ended                            Other      Options/    Restricted   LTIP         Other
       Position         December 31    Salary    Bonus   Compensation    SARs     Stock Awards  Payouts   Compensation
       --------         -----------    ------    -----   ------------    ----     ------------  -------   ------------
Robert Sendoh, Chief        2000       $44,115     0          0            0        75,000 (3)     0          0
Executive Officer,          1999        82,795     0          0            0             0         0          0
Chairman (1)                1998             0     0          0            0             0         0          0

Steven M. Berry,            2000        $5,207     0          0            0             0         0          0
Chief Executive             1999       120,000     0          0            0       600,000 (4)     0          0
Officer, President (2)      1998             0     0          0            0             0         0          0

(1) Mr. Sendoh served as our chief executive officer from January 17, 2000 through August 31, 2000.

(2) Mr. Berry served as our chief executive officer from January 4, 1999 until January 17, 2000.

(3)   Represents shares received for serving as a director during 2000.

(4) These shares are one of the subjects of a litigation between Mr. Berry and us. See Certain Relationships and Related Transactions.

Stock Options

      There were no grants of stock options to either of the named executive officers in fiscal year 2000 or at any other time.

Employment Agreements

      Mr. Berry has not been employed by the Company in any capacity since January 17, 2000. Mr. Sendoh currently serves as one of our directors but is not an employee of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The Company's Common Stock is the only class of stock entitled to vote at the Meeting. Only stockholders of record as of the closing of business on December 31, 2001 (the "Record Date") are entitled to receive notice of and to vote at the 2001 Annual Meeting of Stockholders. As of the Record Date, there were approximately 101 holders of record of the Company's Common Stock, and the Company had outstanding 23,189,525 shares of its Common Stock. Each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's directors (which includes all nominees), and executive officers, and (iii) all directors and executive officers as a group. Except as otherwise indicated, the named beneficial owner owns all shares indicated directly.

                                              Amount and Nature of   Percentage
Name and Address of Beneficial Owner          Beneficial Ownership    of Class
------------------------------------          --------------------    --------
Robert Sendoh ................................       355,000            1.53%
1281 West Georgia Street
Suite 900
Vancouver, BC V6E 3J7

James T. Johnston ............................       206,000(1)          .89%
1281 West Georgia Street
Suite 900
Vancouver, BC V6E 3J7

Sandra Lynn Warren ...........................        20,000             .08%
1281 West Georgia Street
Suite 900
Vancouver, BC V6E 3J7

Javan Khazali ................................        41,000             .17%
1281 West Georgia Street
Suite 900
Vancouver, BC V6E 3J7

Kelly Shane Montalban ........................     2,116,957(2)         9.13%
P.O. Box 700
Lions Bay, BC V0N 2E0

All executive officers and directors                 622,000            2.68%
  as a group (4 persons)......................

----------
(1) Includes 25,000 shares owned by Mr. Johnston's wife and an aggregate of 75,000 shares owned in trust for Mr. Johnston's three daughters.

(2) Includes 7,500 shares owned by Mr. Montalban's wife and 7,500 shares owned in trust for Mr. Montalban's daughter.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial

Ownership of Securities and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on our review of the copies of such forms furnished to us, or written representations that no reports were required, we believe that for the period from January 1, 2000 through December 31, 2000, all directors, executive officers and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them. However, Robert Sendoh was late in filing one Form 4; Robert Adams was late in filing one Form 3; Carl Whitehead was late in filing one Form 4, James T. Johnston was late in filing one Form 3 and one Form 4; Tami Allan was late in filing one Form 3; and Kelly Shane Montalban was late in filing seven Forms 4. We do not believe that Blue Heron Venture Fund Ltd, a 10% beneficial owner during Fiscal 2000, filed any Forms 3 or Forms 4.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen LLP ("Andersen") were our independent certifying accountants for the fiscal year ended December 31, 1999. On October 24, 2000 we terminated that firm's appointment and subsequently engaged Hollander, Lumer & Co., LLP ("HL") as our certifying accountants for the fiscal year ending December 31, 2000. As the result of a March 28, 2001 merger, the accounting firm of Good Swartz Brown & Berns LLP ("GSBB") succeeded to the business of HL. The termination of Andersen and appointment of HL was approved by our board of directors. Prior to their appointment, we did not consult with GSBB, with respect to any accounting or other matters.

      The report of Andersen on our financial statements for the fiscal year ended December 31, 1999 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that the report was modified with respect to our ability to continue as a going concern.

      In connection with their audit for the fiscal year ended December 31, 1999 and during the subsequent interim period preceding their dismissal, there were no disagreements between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report.

      In connection with their audit for the fiscal year ended December 31, 1999 and during the subsequent interim period preceding their dismissal, Andersen did not advise us that:

      o internal controls necessary for us to develop reliable financial statements did not exist;

      o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

      o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on our management's representations or be associated with our financial statements;

      o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) their audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the financial statements covered by their audit report.

      A representatives of GSBB is expected to be present at the annual meeting.

Audit Fees

      The aggregate fees charged to us for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2000 and the review of our financial statements for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 were approximately $150,000.

Financial Information System Design and Implementation Fees

      No fees were charged to us by our principal accountant for financial information system design and implementation with respect to the fiscal year ended December 31, 2000.

All Other Fees

      No fees were charged to us by our principal accountant with respect to the fiscal year ended December 31, 2000 other than those disclosed herein under the caption "Audit Fees."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the period February 9, 1999 through June 18, 2001, we obtained most of our financing through Blue Heron Venture Fund Ltd., ("Blue Heron"). The loans were made under agreements pursuant to which we could borrow up to $16,000,000 in unsecured loans from Blue Heron. Effective June 18, 2001 Blue Heron withdrew this credit facility. All of the loans were evidenced by convertible demand notes (the "Blue Heron Demand Notes") which bore interest at 8% per annum, were payable on demand and were convertible into shares of our common stock at Blue Heron's option. On June 18, 2001, all outstanding Blue Heron Demand Notes were cancelled and subsequently replaced by notes that were issued to the shareholders of Blue Heron and its fund manager. These notes were cancelled on September 20, 2001, in connection with our settlement of a lawsuit against a principal shareholder for violations of Section 16(b) of the Securities Exchange Act of 1934, as amended, as more fully described below. On August 16, 1999, $1,000,000 aggregate principal amount of Blue Heron Demand Notes were converted into 1,500,000 shares of common stock, at a conversion price of $0.67 per share. On November 24, 1999, an aggregate additional principal amount of $3,000,000 of Blue Heron Demand Notes were converted into an additional 3,000,000 shares of common stock, at conversion price of $1.00 per share. During the fiscal year ended December 31, 2000, we borrowed an additional $1,210,000 from Blue Heron, resulting in an aggregate outstanding principal amount of the loans of $2,085,000 as at December 31, 2000. We did not borrow any additional funds from Blue Heron subsequent to December 31, 2000.

      During the fiscal year ended December 31, 2000, we borrowed an aggregate of $125,000 from Pacific Gate Capital Corporation ("Pacific Gate"), a corporation owned by Kelly Shane Montalban, a principal shareholder of ours. $25,000 of this amount was outstanding on September 20, 2001, at which time, pursuant to the settlement of a lawsuit by us against Mr. Montalban, the loan was paid in full.

      On March 31, 2000, we commenced suit in the Supreme Court of British Columbia, Action #S001822, Vancouver Registry against Tia Berry (the "Tia Action"), the wife of Steven Berry ("Berry"), our former president and chief financial officer. In the Tia Action, we claim $42,516 (CDN) from Tia Berry on account of monies paid to her by us which she was not entitled to receive. Tia Berry has filed a Statement of Defense in the Tia Action in which she alleges that the payments which she received from us were to reimburse her for business expenses which she had charged to her credit cards on behalf of Berry. The Tia Action has not yet been set for trial. On April 4, 2000, Berry Commenced an action in the Supreme Court of the State of New York, County of New York (Index No. 601448/2000), against us and Continental Stock Transfer & Trust Company ("Continental"), (the "New York Action"). In the New York Action, Berry claimed damages for alleged conversion, fraud, breach of contract and breach of fiduciary duty all arising from the alleged wrongful Stop Transfer Order which the Company placed relating to 75,000 shares of the Company's common stock registered in Berry's name and our cancellation of a further 600,000 shares (the "Contingent Shares"). The complaint in the New York Action claims damages in excess of $3,000,000 with the precise amount to be determined at trial. Berry received the 600,000 Contingent Shares upon condition that he would remain in our employ as chief executive officer for at least two years. Berry commenced his employment with us on January 4, 1999, and resigned his employment with us on January 17, 2000. Following Berry's resignation, we attempted to have a Stop Transfer Order issued with respect to the 75,000 shares registered in Berry's name and cancel the 600,000 Contingent Shares. The Stop Transfer Order was not effective and Berry subsequently sold the 75,000 shares.

      On May 19, 2000 CyPost and ePost Innovations, Inc., a subsidiary of ours commenced suit in the Supreme Court of British Columbia, Action #S002798, Vancouver Registry, against Berry and his wife, Tia Berry (the "BC Action"). In the BC Action, we are seeking an order directing Berry to return the 600,000 Contingent Shares to us for cancellation for an order entitling us to cancel the same on the basis that Berry did not fulfill the employment conditions which were the condition precedent to his becoming the beneficial owner of the Contingent Shares. In the BC Action, we are also claiming at least Cdn$800,000 from Berry on account of breach of fiduciary duty, negligence, breach of statutory duties and breach of contract arising from Berry's failure to properly carry out his employment responsibilities. In the BC Action, we are also claiming Cdn$34,013 from Berry and Tia Berry on account of conspiracy to defraud and injure us and ePost Innovations by causing certain personal expenses to be paid by us rather than by Berry and Tia Berry personally. We are also claiming punitive and exemplary damages from Berry and Tia Berry in the BC Action.

      On May 25, 2000, we moved in the New York Action for an order dismissing the action against us for lack of jurisdiction, or in the alternative, on the basis of forum non conveniens. On September 5, 2000, the court dismissed the New York Action on forum non conveniens grounds, subject to our making certain stipulations in the New York Action. Those stipulations have been made and the appeal period in the New York Action has expired without Berry or any other party appealing the September 5, 2000 order. The issues raised by Berry and us in the New York Action will be litigated in the BC Action together with the further issues raised by us in the BC Action. We feel that Berry's claims in the New York Action were without merit and that we will be successful in obtaining an order declaring that Berry's 600,000 Contingent Shares be cancelled and further entitling us to substantial damages, although no assurance can be given that this will be the case. We intend to vigorously purse our position in all respects.

      On December 21, 2000, Berry and Tia Berry commenced suit in the Supreme Court of British Columbia, Action #S006790 Vancouver Registry, against us, ePost Innovations, Kelly Shane Montalban, J. Thomas W. Johnston, Carl Whitehead and Robert Sendoh (the "Berry Action"). Statements of Defense have been filed on behalf of us and the other defendants. The Plaintiffs in the Berry Action allege that the Tia Action, the BC Action, and the action by Kelly Shane Montalban (Supreme Court of British Columbia, Action #S002147, Vancouver Registry), against Berry for specific performance of an option agreement (the "Montalban Action"), collectively, amount to an abuse of process, malicious prosecution, unlawful interference with the Plaintiff's economic rights or were commenced pursuant to a civil conspiracy to injure the Plaintiffs. In the Berry Action, the Plaintiffs seek a declaration that Berry is entitled to the 600,000
Contingent Shares and claim unspecified damages which are estimated at Cdn$2,000,000 based on the Statement of Claim. They also claim punitive or aggravated damages and costs. We believe that the allegations in the Berry Action are without merit. We intend to defend them vigorously.

      It is expected that the Tia Action, the BC Action and the Berry Action will be consolidated for the purposes of trial due to the fact that there are numerous issues of fact and law which are common to all of these actions. We believe that trial will likely take place in the fall of 2002. A loss by us of the claim against us for monetary damages would have a material adverse effect on our future results of operations, financial condition and liquidity; however, we do not expect to lose this action and believe, additionally, that we will be able to negotiate reasonable payment terms should we lose this suit.

      On January 10, 2001, we issued an option to purchase 1,000,000 shares of our common stock to Robert Adams, who, at such time, was serving as our president and chief operating officer, secretary and treasurer. On that date, we also issued an option to purchase 125,000 shares of our common stock to Tami Allan, who, at such time, was serving as our vice president of North American operations. The exercise price of each option was $.10 per share and vested over time.

The options were issued pursuant to the exemption from registration contained in
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for transactions by an issuer not involving a public offering. Mr. Adams and Ms. Allan are no longer employees of the Company. Their options have been terminated for cause.

      On June 15, 2001 we filed a Summons and Complaint against Kelly Shane Montalban in the United States District Court for the Southern District of New York (CyPost Corp. v. Kelly Shane Montalban, Civ. 5447). The Complaint alleged that, between September 1999 and June 15, 2001 (the "Recovery Period"), Mr. Montalban, and persons whose ownership of our common stock was attributable to Mr. Montalban, made numerous purchases and sales of our common stock in violation of the short swing profit recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended. ("Section 16(b)"). Section 16(b) imposes strict liability on corporate insiders, including principal stockholders such as Mr. Montalban, for engaging in short swing trading activities (a sale and purchase or purchase and sale occurring within any six (6) month period) without regard to whether true profits were realized by the insider from such trading activities. During the Recovery Period, Mr. Montalban made numerous purchases and sales of our common stock in violation of Section 16(b). Although we were not of the belief that Mr. Montalban made any of such purchases and sales based on his possession of non-public information, we were nonetheless required by the strict liability provisions of Section 16(b) to seek recovery from Mr. Montalban. We ultimately determined that the amount of short swing profits realized by Mr. Montalban and those persons whose purchases and sales within the Recovery Period were attributable to Mr. Montalban was $2,498,449.46 (the "Recovery Amount"). Mr. Montalban cooperated fully with our investigation and subsequently agreed to make payment in full on the Recovery Amount. Pursuant thereto, on September 20, 2001 we entered into a Settlement Agreement with Mr. Montalban pursuant to which he paid part of the Recovery Amount by delivery to us for cancellation, on September 20, 2001, various promissory notes of ours on which we owed an aggregate of $2,344,788.24 in principal and $44,450.27 in interest or a total of $2,389,238.51. The notes delivered for cancellation included a note which had been assigned to Mr. Montalban by the holder to satisfy an obligation of the holder to Mr. Montalban, notes which had been purchased by Mr. Montalban from various individuals known by Mr. Montalban, and a note held by Pacific Gate Capital Corporation, a corporation owned by Mr. Montalban. The balance of the Recovery Amount was paid by Mr. Montalban through his issuance to us of a five (5) year, 5% promissory note, dated September 20, 2001, in the principal amount of $109,210.95. In consideration of Mr. Montalban's execution of the Settlement Agreement and payment of the Recovery Amount, on October 9, 2001 we voluntarily dismissed our action against Mr. Montalban.

                                 PROPOSAL NO. 2
                           AMENDMENT TO THE COMPANY's
                          CERTIFICATE OF INCORPORATION
                     TO INCREASE NUMBER OF AUTHORIZED SHARES

      On November 23, 2001, the Board authorized an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share ("Common Stock" ), from 30,000,000 to 200,000,000. The stockholders are being asked to approve this proposed amendment. As of December 31, 2001,23,189,525 shares of Common Stock were issued and outstanding.

Required Vote

      The approval of the adoption of this amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and therefore will have the same effect as a vote against the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            APPROVAL OF THE AMENDMENT TO THE COMPANY'S
            CERTIFICATE OF INCORPORATION PROVIDED IN PROPOSAL NO. 2.

      The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock without the expense and delay of a special stockholders= meeting in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

      Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law.

      The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders= percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

      The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

                                 PROPOSAL NO. 3
                    AMENDMENT TO THE COMPANY's CERTIFICATE OF
                   INCORPORATION GRANTING BOARD OF DIRECTORS
                RIGHT TO ADOPT SHAREHOLDER RIGHTS PLANS, RIGHTS
                  AGREEMENTS OR OTHER FORMS OF "POISON PILLS"

      On November 29, 2001 the Board authorized an amendment to the Company's Certificate of Incorporation to grant the Board the authority to adopt one or more shareholder rights plans, rights agreements or other forms of "poison pills" in the future without further shareholder approval. The Stockholders are being asked to approve this proposed amendment. This Proposal 3 may have the effect of discouraging or thwarting unwanted takeovers of the Company.

Required Vote

      The approval of the adoption of this amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and therefore will have the same effect as a vote against the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            APPROVAL OF THE AMENDMENT TO THE COMPANY'S
            CERTIFICATE OF INCORPORATION PROVIDED IN PROPOSAL NO. 3.

      The purpose of a shareholder rights plan or rights agreement commonly referred to as a "poison pill" is to protect shareholders against certain abusive takeover practices. It is intended to allow the Board adequate time and flexibility to negotiate on behalf of the stockholders and enhance the Board's ability to negotiate the highest possible bid from a potential acquiror, develop alternatives which may better maximize stockholder values, preserve the long term value of the Company for the stockholders, and ensure that all stockholders are treated fairly and equally. A poison pill is not intended to prevent a takeover on terms that are fair and equitable to all stockholders, nor is it designed as a deterrent to a stockholder's initiation of a proxy contest. Further, it does not change the fiduciary standards to be followed by the Board in responding to a takeover bid.

      The Board may, pursuant to the terms of a poison pill, redeem the poison pill security to permit an acquisition that it determines, in the exercise of its fiduciary duties, adequately reflects the value of the Company and to be in the best interests of all stockholders. Moreover, numerous companies with existing poison pill plans have received unsolicited offers and have redeemed their rights after their directors were satisfied that the offer, as negotiated by the target company's board of directors, adequately reflected the underlying value of the company and was fair and equitable to all stockholders. Thus, experience indicates that poison pill plans do not prevent companies from being acquired at prices that are fair and adequate to stockholders. Opponents of such rights plans or rights agreements argue that they injure shareholders by reducing management accountability and adversely affecting shareholder value. Such opponents contend that poison pills are adopted to entrench current management in office.

                                 PROPOSAL NO. 4
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of the Company has, subject to stockholder approval, retained Good Swartz Brown & Berns LLP as independent auditors of the Company for the fiscal year ended December 31, 2001. The Board of Directors expects that a representative of Good Swartz Brown & Berns LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if he desires to do so and will be available to respond to appropriate questions.

Required Vote

      The ratification of the selection of Good Swartz Brown & Berns LLP requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting. Abstentions and broker non-votes will be counted as present for proposes of determining whether a quorum is present. Broker non-votes will not be treated as entitled to vote on this matter at the meeting. Abstentions are not affirmative votes and therefore will have the same effect as a vote against the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOOD SWARTZ BROWN & BERNS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001.

                                 PROPOSAL NO. 5
                              AMENDMENT OF BY-LAWS

      The Board of Directors has proposed that the Company's By-Laws be amended to require the Board to consist of a minimum of three (3) persons and a maximum of seven (7) persons. The By-Laws presently provide that the size of the Board can be determined by a vote of a majority of the entire Board or by the Shareholders of the Company. The existing provision makes no reference to a minimum or maximum size for the board. The purpose of the amendment to the Company's By-Laws is to ensure that the Board always consist of a number of Directors that can direct the Company with maximum efficiency.

Required Vote

      The approval of the adoption of the amendment to the Company's By-Laws requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Broker non-votes will not be treated as entitled to vote on this matter at the meeting. Abstentions are not affirmative votes and therefore will have the same effect as a vote against the proposal.

            THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE COMPANY's BY-LAWS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 5.

                              STOCKHOLDER PROPOSALS

      Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by March 15, 2002.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

CYPOST CORPORATION WILL FURNISH, WITHOUT CHARGE, THOSE PORTIONS OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AND REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2001, NOT SUPPLIED HEREWITH, TO ANY STOCKHOLDER OF RECORD ON DECEMBER 31, 2001 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY BY SUCH STOCKHOLDER. A REASONABLE FEE FOR PHOTOCOPYING CHARGES

WILL BE IMPOSED ON ANY MATERIALS SO REQUESTED. THESE MATERIALS ARE ALSO PUBLICLY AVAILABLE FOR INSPECTION (AND DOWNLOAD) FROM THE OFFICIAL WEB SITE OF THE U.S. SECURITIES AND EXCHANGE COMMISSION FOUND AT WWW.SEC.GOV. PARTIES INTERESTED IN INSPECTING THESE MATERIALS SHOULD CLICK AND SEARCH IN THE "EDGAR" DATABASE UNDER "CYPOST".

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                    By Order of the Board of Directors

                                    /s/ Sandra Lynn Warren
                                    Sandra Lynn Warren
                                    President, Secretary, Treasurer and Director

CY POST CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JANUARY 29, 2002

The undersigned hereby appoints Sandra Lynn Warren, with power of substitution, as proxy to represent the undersigned at the Annual Meeting of stockholders of CyPost Corporation to be held on the 29th day of January, 2002 at 2:00 p.m., local time at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, New York 10017 and at any adjournments thereof, upon the matters set forth below and described in the notice and proxy statement for said meeting, copies of which have been received by the undersigned; and, in her discretion, upon all other matters which may come before the meeting. Without otherwise limiting the general authorization hereby given, said attorney is instructed to vote, as follows, the number of shares the undersigned would be entitled to vote if personally present, on the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION AS DIRECTORS, FOR THE RATIFICATION OF THE
APPOINTMENT OF GOOD SWARTZ BROWN & BERNS LLP, FOR THE PROPOSAL TO AMEND THE COMPANY's CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY's AUTHORIZED CAPITALIZATION; FOR THE PROPOSAL TO AMEND THE COMPANY's CERTIFICATE OF INCORPORATION TO GRANT THE BOARD AUTHORITY TO ADOPT SHAREHOLDER RIGHTS PLANS, RIGHTS AGREEMENTS OR OTHER FORMS OF POISON PILLS; AND FOR THE PROPOSAL TO AMEND THE COMPANY's BY-LAWS.

(1) To elect three (3) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. The three nominees are:

      Sandra Lynn Warren             James T. Johnston             Javan Khazali

INSTRUCTIONB TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

(2) To approve a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized common shares from 30,000,000 to 200,000,000.

               / / FOR          / / AGAINST          / / ABSTAIN

(3) To approve a proposal to amend the Company's Certificate of Incorporation to grant the board of directors authority to adopt shareholder rights plans, rights agreements or other forms of poison pills.

               / / FOR          / / AGAINST          / / ABSTAIN

(4) To approve the engagement of the accounting firm of Good Swartz Brown & Berns LLP, as independent public accountants of the Company for the fiscal year ended December 31, 2001.

               / / FOR          / / AGAINST          / / ABSTAIN

(5)   To approve a proposal to amend the Company's By-Laws.

               / / FOR          / / AGAINST          / / ABSTAIN

(6) In her discretion, upon such other matters as may properly come before the meeting.

               / / AUTHORIZED          / / NOT AUTHORIZED

The shares represented by this proxy will be voted in accordance with the specifications made by the undersigned herein.

Please mark, sign, date and return this proxy in the enclosed envelope as soon as possible, even though you plan to attend this meeting. To help our preparations for the meeting, please check here if you plan to attend: |_|

Please sign exactly as your name or names appear on your CyPost Corporation stock certificate. If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their positions when signing.

                               __________________________ Date: __________, 2002

                               __________________________ Date: __________, 2002

                               __________________________ Date: __________, 2002

If your address has changed, please note new address below.

Address:

______________________________

______________________________

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